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                               Proxy Statement

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                           Pursuant to Section 14(a)
                          of the Securities Exchange
                                 Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]


Check the appropriate box:
[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to  240-14a-11(c) or  240.14a-12.


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                          CREDO PETROLEUM CORPORATION

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               (Name of Registrant as Specified in Its Charter)


                                Not Applicable

                  (Names of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
[ ]  $500 per each party to the controversy pursuant to Exchange Act
      Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which
           transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange
           Act Rule 0-11*:
     (4)  Proposed maximum aggregate value of transaction:

          * Set forth the amount on which the filing fee is calculated and state how it was determined.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1)  Amount Previously Paid:
                                     -----------------------------
     (2)  Form, Schedule or Registration Statement No.
                                                          --------
     (3)  Filing Party:
                           ---------------------------------------
     (4)  Date Filed:
                         -----------------------------------------

                          CREDO PETROLEUM CORPORATION

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                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held March 26, 1996



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     You are invited to attend or to be represented by proxy at the Annual
Meeting of Stockholders of CREDO Petroleum Corporation, a Colorado corporation, to be held at the Norwest Bank Denver Forum Room Seventeenth and Broadway, Denver, Colorado, on March 26, 1996 at 2:30 p.m., MST, for the purposes set forth below.

     1. To elect two Class III directors to serve until the 1999 Annual Meeting of Stockholders.

     2. To ratify the appointment of independent auditors for the fiscal year 1996.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on February 1, 1996 are entitled to vote at the meeting. You are cordially invited to attend the meeting in person.

     Whether or not you plan to attend the meeting, it is important that you return your signed proxy. Your vote is important regardless of the number of shares you own.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                             William F. Skewes
                                             Secretary and General Counsel
February 1, 1996
Denver, Colorado



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PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY SO
THAT YOUR VOTE CAN BE RECORDED WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

You May Revoke Your Proxy And Vote In Person If You Attend The Meeting.



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

                            CREDO PETROLEUM CORPORATION
                             1801 Broadway, Suite 900
                              Denver, Colorado 80202

                              ----------------------

                                 PROXY STATEMENT

                              ----------------------

                 ANNUAL MEETING OF STOCKHOLDERS, MARCH 26, 1996

     Your proxy in the enclosed form is solicited by the Board of Directors of CREDO Petroleum Corporation for use at the Annual Meeting of Stockholders to be held on Thursday, March 26, 1996 at 2:30 p.m., MST, at the Norwest Bank Denver Forum Room Seventeenth and Broadway, Denver, Colorado, and any adjournment thereof. This proxy material was mailed to stockholders on or about
February 5, 1996.

     Only stockholders of record at the close of business on February 1, 1996 will be entitled to vote at the meeting. On that date, there were 3,120,187 shares of common stock outstanding and entitled to vote, excluding 546,370 shares held in the Company's treasury.

     All shares represented by properly executed, unrevoked proxies timely received in proper form will be voted in accordance with the directions specified thereon. Any such proxy on which no direction is specified will be voted in favor of the election of the nominees named herein to the Board of Directors and for ratification of the appointment of Hein + Associates as independent auditors for the Company for fiscal 1996. In addition, all proxies will be voted in accordance with the judgement of the proxy holders with respect to any other matter which may properly come before the meeting. Any stockholder giving a proxy may revoke that proxy at any time before it is voted at the meeting by executing a later dated proxy, by voting by ballot at the meeting, or by filing with the Election Judge an instrument of revocation.

                     VOTING SHARES AND PRINCIPAL STOCKHOLDERS

     The $.10 par value common stock of the Company is the only class of capital stock outstanding. Each outstanding share of common stock is entitled to one vote with respect to each matter to be voted on by the stockholders, which vote may be given in person or by proxy duly authorized in writing. Cumulative voting is not permitted. A majority of the shares of outstanding common stock will constitute a quorum for transaction of business at the meeting. The affirmative vote of the majority of the total number of shares represented and voted at the meeting, assuming a quorum is present, is necessary for the approval of each of the matters being voted upon. Shares that either abstain from voting on the proposals presented as to a nominee for director or which lack authority to vote will have the same effect in the tabulation of votes as shares voted against the proposal or nominee.

     The only person known to own of record or beneficially more than 5% of the Company's common stock as of February 1, 1996 is set forth below.

                              Amount and Nature of       Percent
     Name and Address          Beneficial Ownership      of Class
      ----------------          --------------------      --------

     James T. Huffman
     2100 Green Oaks Drive
     Littleton, Colorado 80121     368,087(1)         11.8%

      -----------------

     (1) Includes 125,230 shares owned by members of Mr. Huffman's family and 10,000 shares issuable upon exercise of stock options which are presently exercisable pursuant to the Company's incentive stock option plan.

                          DIRECTORS AND OFFICERS
                 Election of Directors (Item 1 on Proxy Card)

     The Articles of Incorporation, as amended, classify members of the Board of Directors into three classes having staggered terms of three years each. The Board of Directors consists of six directors. The directors to be elected to the Board in Class III at the 1996 Annual Meeting of Stockholders will serve until the 1999 Annual Meeting and until their successors are duly elected and qualified. Class II and Class I directors will continue to serve until the 1997 and 1998 Annual Meetings of Stockholders, respectively, and until their successors are duly elected and qualified.

     The two Class III nominees named below are presently members of the Board of Directors. Unless your proxy contains contrary instructions, it will be voted for the nominees. Should any nominee become unable to serve, which is not anticipated, the proxies will vote for such substitute nominees as recommended by the Board of Directors. Any vacancy occurring in a class following the election of that class may be filled by the Board of Directors. A director selected to fill a vacancy in a class will hold office for a term expiring at the annual meeting at which the term of that class expires and until a successor is duly elected and qualified.

     The following table sets forth certain information with respect to each nominee and each director whose term of office will continue after the meeting.


       Information Concerning Director Nominees and Continuing Directors


                                                               Shares of Common
                                                                 Stock Owned
 Name, Age, Position                                             Beneficially
    With Company        Business Experience and Directorships    and Percent
and Term as Director   in Other Public or Investment Companies    of Class (1)
--------------------   ---------------------------------------  ---------------

         CLASS III - NOMINEES FOR ELECTION AT THE 1996 ANNUAL MEETING
               WHOSE TERMS WILL EXPIRE AT THE 1999 ANNUAL MEETING

William N. Beach   Independent oil operator and President     52,000  (1.7%)(2)
Age: 71; Director  of Beach Exploration, Inc. since 1975
since 1980

Richard B. Stevens  Independent businessman and oil          115,687  (3.7%)(2)
 Age: 66; Director  operator since 1987; President
 since 1987         SECO Energy Corporation from
                    1981 to 1987

                                                               Shares of Common
                                                                 Stock Owned
 Name, Age, Position                                             Beneficially
    With Company        Business Experience and Directorships    and Percent
and Term as Director    in Other Public or Investment Companies   of Class (1)
--------------------   ---------------------------------------  --------------

              CLASS II - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE
                              1997 ANNUAL MEETING

James T. Huffman        Chairman and President since 1981    368,407 (11.8%)(3)
 Age: 48; Chairman of
 the Board, President;
 Director since
 1978

William Howell          Independent petroleum engineer and    10,000   (.3%)(2)
 Age: 61; Director      businessman since 1986; Vice
 since 1987             President and Manager of Denver
                        office of Keplinger & Associates, Inc.
                        from 1981 to 1986


              CLASS I - DIRECTORS WHOSE TERMS WILL EXPIRE AT THE
                               1998 ANNUAL MEETING

Otto P. Butterly        Independent businessman since 1978;   15,500   (.5%)(2)
 Age: 78; Director      previously a Price Waterhouse
 since 1983             partner

William F. Skewes       Attorney in private practice since    19,930   (.6%)(2)
 Age: 51; Corporate     1988; previously a partner in the
 Secretary and General  Denver law firm of Kelly, Stansfield
 Counsel; Director      & O'Donnell from 1977 to 1988
 since 1980

All Directors and Officers as a Group (six persons)          581,524    (18.6%)

-----------------

(1) Owned of record and beneficially unless otherwise indicated.
(2) Includes 10,000 shares which are issuable upon exercise of options which are presently exercisable pursuant to the Company's non-qualified stock option plan.
(3) Includes 125,230 shares owned by members of Mr. Huffman's family, and 10,000 shares issuable upon exercise of options which are presently exercisable pursuant to the Company's incentive stock option plan.

                    Information Concerning Meetings of the
                    Board of Directors and Board Committees

    The Board of Directors met four times during fiscal 1995. All directors were present at each meeting. The Company has no audit, nominating or compensation committees. Such matters are considered by the Executive Committee of the Board of Directors (Messrs. Butterly, Huffman and Skewes) and/or the Board of Directors.

                Compensation of and Agreements With Directors

    Non-employee directors, except Mr. Butterly, receive $1,000 for each meeting of the Board of Directors attended and may be paid $100 per hour for consulting services provided at the request of the majority of the Board of Directors. Mr. Butterly receives compensation for consulting services, including time expended in his capacity as a director, at the rate of $100 per hour with a guaranteed minimum annual compensation of $10,000 which includes board meeting attendance.

   Information Concerning Other Executive Officers and Significant Employees

    In addition to the directors, executive officers and control person listed above, the following persons are executive officers or significant employees as defined by Securities and Exchange Commission regulations.

  Name     Position       Age              Work Experience
  ----     --------       ---              ---------------

B. J.      Vice           49     Prior to joining the company, Vice
Sullivan   President-            President of Triad Property Management,
           Finance               Inc. from 1990 to 1993; Prior to 1990,
           since                 Vice President Finance of Homefree Village
           June 1993             Resorts, Inc., Controller of Auto-Trol
                                 Technology, Inc., and Senior Manager with
                                 Price Waterhouse.  Certified Public
                                 Accountant.

Kenneth    Manager-       46     Prior to joining the company, Senior
J. DeFehr  Petroleum             Reservoir Engineer for Axem Resources,
           Engineering           Inc. From 1982 to 1990.  Registered
           since                 Professional Engineer.
           October 1990

                            Executive Compensation


    The following table shows, for the fiscal year ended October 31, 1995, the compensation paid or accrued by the Company for services in all capacities to the chief executive officer of the Company. No other executive officer had salary and bonus in excess of $100,000.

                          Summary Compensation Table


                                                               Long Term Compensation
                                                            ----------------------------
                                Annual Compensation                 Awards       Payouts
                            -----------------------------   -------------------- -------     All
                                                 Other       Restricted                     Other
Name and Principal                               Annual        Stock     Options/   LTIP   Compen-
   Position          Year   Salary     Bonus   Compensation   Award(s)     SARs    Payouts  sation
------------------   ----   --------   ----   ------------  --------   --------   ------    -----

James T. Huffman,    1995   $120,000    -           -           -         -         -      $5,360(1)
 Chief Executive
 Officer

------------------

(1) Of this amount, $3,050 represents life insurance premiums and $2,310 represents Mr. Huffman's share of employer matching contributions to the Company's 401(K) Retirement Plan which is available to all employees on a non-discriminatory basis.

      There were no stock options or stock appreciation rights ("SARs") granted during the fiscal year. Aggregate stock option and SAR exercises in the fiscal year and the year-end values thereof are set forth in the following table.

                   Aggregated Option/SAR Exercises In Last
               Fiscal Year And Fiscal Year End Option/SAR Values

                                                                 Value of
                                                 Number of      Unexercised
                                                 Unexercised    In-the-Money
                                                 Options/SARs   Options/SARs
                Number of                        at FY-End      at FY-End
             Shares Acquired         Value       (Exercisable/    (Exercisable/
  Name         on Exercise         Realized     Unexercisable)  Unexercisable)
---------    ---------------       --------     --------------   --------------

James T. Huffman,
 Chief Executive
 Officer            -                  -            10,000/-         -/-(1)

------------------
(1)  The options were not in-the-money at fiscal year end.

                      SELECTION OF INDEPENDENT AUDITORS
                            (Item 2 on Proxy Card)

     The Board of Directors has appointed, subject to ratification by the stockholders, Hein + Associates as the independent certified public accountants of the Company for fiscal 1996. Representatives of Hein + Associates will be available at the Annual Meeting to answer appropriate stockholder questions.

     Hein + Associates was engaged by the Company in October 1994. Prior to its engagement, Hein + Associates was not consulted by the Company on any accounting matters. Prior to fiscal 1994, KPMG Peat Marwick was independent certified public accountants for the Company. KPMG Peat Marwick was dismissed during 1994. The change was recommended and approved by the full Board of Directors. During the preceding two years, there were no disagreements with KPMG Peat Marwick, and its reports on the Company's financial statements were not qualified and contained no disclaimer or adverse opinion.

     In the absence of contrary instructions by a stockholder, the shares represented by the proxies will be voted FOR the ratification of the appointment of Hein + Associates as the Company's independent accountants for fiscal 1996.

     The Board of Directors recommends a vote FOR this proposal and will be governed by the decision of a majority of shares voting.

                       MANNER AND EXPENSES OF SOLICITATION

     Solicitation of proxies will be by mail. The total expenses of such solicitation will be borne by the Company and will include reimbursement of brokerage firms and others for their expenses in forwarding solicitation material regarding the meeting to beneficial owners. Solicitation of proxies may be made by telephone or oral communication by regular employees of the Company who will not be directly compensated. In addition, the Company may employ a proxy solicitor. Costs of a proxy solicitor, if any, will be paid by the Company and will not exceed $30,000.

                 STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any proposal which a stockholder intends to present for consideration and action at the next annual meeting of stockholders must be received in writing by the Company no later than October 3, 1996 and must conform to applicable Securities and Exchange Commission rules and regulations.

                                 OTHER MATTERS

     The Company knows of no other matters to be brought before the Annual Meeting. However, if other matters come to their attention before the meeting, it is the intention of the persons named in the proxy to vote such proxy in accordance with their judgement on such matters.

     A copy of the Company's Annual Report for the fiscal year ended October 31, 1995, which includes financial statements, is enclosed for your information. The Annual Report is not a part of the proxy solicitation material.

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      PROXY              CREDO PETROLEUM CORPORATION              PROXY
              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

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      The undersigned stockholder of CREDO Petroleum Corporation
(the "Company") acknowledges receipt of the Notice of Annual Meeting of the Stockholders, to be held March 26, 1996, at 2:30 p.m., MST, in the Norwest Bank Denver, Forum Room, Seventeenth and Broadway, Denver, Colorado, and hereby appoints James T. Huffman and William F. Skewes, and each of them, with the power of substitution, as Proxies to vote all the shares of the undersigned at said Annual Meeting of Stockholders and at all adjournments thereof, hereby ratifying and confirming all that said Proxies may do or cause to be done by virtue thereof. The above named Proxies are instructed to vote all of the undersigned's shares as follows:

1.  Election of Directors:      ___ FOR all Class III nominees (except as
                                    marked to the contrary below)
                                ___ WITHHOLD AUTHORITY to vote for all Class
                                    III nominees listed below

(INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
      STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST)

              Class III - William N. Beach        Richard B. Stevens

2. Proposal to ratify appointment of Hein + Associates as the independent auditors of the Company for fiscal 1996:

       ___ FOR             ___ AGAINST           ___ ABSTAIN

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                             THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE
                             VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED
                             STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS
                             PROXY WILL BE VOTED FOR PROPOSALS 1 and 2.

                             Dated this _____ day of ______________, 1996.


                             _____________________________________________
                             Signature



                             ____________________________________________
                             Signature

                             Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign. Executors, trustees and other fiduciaries should so indicate when signing.